UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

Current report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2019

BAYCOM CORP
(Exact name of registrant as specified in its charter)

California	001-38483	37-1849111
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 476-1800

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	BCML	The NASDAQ Stock Market LLC

ITEM 8.01 – OTHER EVENTS.

As previously reported, on December 7, 2018, BayCom Corp, Walnut Creek, California (“BayCom”) entered into a definitive agreement (the “Agreement”) with Uniti Financial Corporation, Buena Park, California  (“Uniti”), pursuant to which Uniti will be merged with and into BayCom (the “Merger”), and immediately thereafter Uniti’s bank subsidiary, Uniti Bank, will be merged with and into the BayCom’s subsidiary bank, United Business Bank.

On May 7, 2019, BayCom and Uniti issued a joint press release announcing receipt of regulatory approvals necessary for the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The transaction is expected to close in the second quarter of 2019, subject to various conditions, including receipt of the requisite approval of the shareholders of Uniti upon presentation of the matter for a vote at a special meeting of Uniti’s shareholders to be held on May 16, 2019.

Note Regarding Forward Looking Statements. This communication contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. When used in this communication and in other documents filed with or furnished to the SEC, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "may," "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," "potential," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Investors and security holders are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this communication other than historical facts constitute forward-looking statements.

In addition to factors disclosed in the BayCom's SEC reports, important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: expected revenues, cost savings, synergies and other benefits from the proposed merger of BayCom and Uniti ("UIFC Merger") and the recent merger of Bethlehem Financial Corporation and BayCom might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the requisite shareholder approval and other closing conditions for the UIFC Merger may be delayed or may not be obtained or the merger agreement may be terminated; business disruption may occur following or in connection with the UIFC Merger; BayCom's or Uniti's businesses may experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; the possibility that the proposed merger is more expensive to complete than anticipated, including as a result of unexpected factors or events; the diversion of managements' attention from ongoing business operations and opportunities as a result of the UIFC Merger or otherwise; future acquisitions by BayCom of other depository institutions or lines of business; changes in general economic conditions and conditions within the securities market; legislative and regulatory changes; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; increased competitive pressures; changes in management's business strategies; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission("SEC") that are available on our website at www.unitedbusinessbank.com and on the SEC's website at www.sec.gov.

Additional Information. In connection with the proposed Merger, the Company has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of Uniti and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. A copy of the definitive Proxy Statement/Prospectus, along with a form of proxy, has been mailed to the stockholders of record of Uniti as of April 10, 2019.  This communication is not a substitute for the Proxy Statement/Prospectus or any other document that the Company may file with the SEC or send to the stockholders of Uniti regarding the Merger.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, UNITI AND THE PROPOSED MERGER. Investors and security holders can obtain free copies of the registration statement on Form S-4 and the related Proxy Statement/Prospectus, as well as other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. These documents also can be obtained free of charge by accessing the Company's website at www.unitedbusinessbank.com under the tab "Investor Information" and then under "Documents". Alternatively, these documents filed with the SEC by the Company can be obtained free of charge by directing a written request to either BayCom Corp., 500 Ygnacio Valley Road, Suite 200, Walnut Creek, California, 94596, Attn: Agnes Chiu or by calling (925) 476-1843, or to Uniti Financial Corporation, 6301 Beach Boulevard, Buena Park, California 90621, Attn: Jessica Lee or by calling (714) 736-5700.

Participants in the Transaction. The Company, Uniti and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Uniti in connection with the proposed transaction. Information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus regarding the Merger. The definitive proxy statement can be obtained free of charge from the sources described above.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS*

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

(d)	Exhibits
     The following exhibit is being filed herewith:

99.1	Press Release dated May 7, 2019.

*
The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of BayCom Corp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAYCOM CORP

Date: May 7, 2019	/s/ Keary L Colwell
Keary L. Colwell, Senior Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer) and Secretary

3